J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan International Research Enhanced Equity Fund

(the “Fund”)

(a series of JPMorgan Trust II)

(All Share Classes)

Supplement dated November 24, 2021

to the Summary Prospectuses, Prospectuses and Statement of Additional Information

dated March 1, 2021, as supplemented

Winnie Cheung is on maternity leave and not currently involved in the day to day management of the Fund. During the time Ms. Cheung is on maternity leave, the Fund will continue to be managed by the remaining members of the portfolio management team. Upon Ms. Cheung’s return, she will resume her role as a member of the Fund’s portfolio management team.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF

ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-IREE-1121